UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2017

CNL Healthcare Properties II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55777	47-4524619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 2, 2018, CNL Healthcare Properties II, Inc. (referred to herein as “we”, “us”, “our”, “CHP II” or the “Company”) filed a Current Report on Form 8-K dated December 27, 2017 disclosing our acquisition on December 27, 2017 of Mid America Surgery Institute which is a medical office building (“MOB”) located in Overland Park, Kansas (“Overland Park”) from an unaffiliated third-party for a purchase price of approximately $14.0 million, exclusive of closing costs and other adjustments. The Overland Park MOB comprises approximately 38,496 square feet and was built in 2007. Except as disclosed in the notes to the financial statements, after reasonable inquiry, we are not aware of any material factors relating to the Overland Park MOB that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

The Company hereby amends the Form 8-K dated December 27, 2017 to include the required financial information related to its acquisition of Overland Park.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Overland Park

Statement of Revenues and Certain Expenses:

Independent Auditors’ Report

Statement of Revenues and Certain Expenses for the Year Ended December 31, 2016 (Audited) and the Nine Months Ended September 30, 2017 (Unaudited)

Notes to Statement of Revenues and Certain Expenses

(b)	Pro Forma Financial Information.

CNL Healthcare Properties II, Inc. and Subsidiaries

Pro Forma Consolidated Financial Statements (Unaudited):

Pro Forma Consolidated Balance Sheet as of September 30, 2017

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2017

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2016

Notes to Pro Forma Consolidated Financial Statements

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on the 20th day of February 2018.

CNL HEALTHCARE PROPERTIES II, INC.

By:	/s/ Ixchell Duarte
IXCHELL C. DUARTE
Chief Financial Officer and Treasurer
(Principal Financial Officer)

2

3

5525 W. 119th Street

Overland Park, Kansas

STATEMENT OF REVENUES AND CERTAIN EXPENSES

Year ended December 31, 2016 (Audited) and

the nine months ended September 30, 2017 (Unaudited)

5525 W. 119th Street

Table of Contents

December 31, 2016 and the nine

months ended September 30, 2017

REPORT
Independent Auditors’ Report	F-1

FINANCIAL STATEMENT
Statement of Revenues and Certain Expenses	F-3

Notes to Statement of Revenues and Certain Expenses	F-4

INDEPENDENT AUDITORS’ REPORT

To the Stockholders of

CNL Healthcare Properties II, Inc.

Report on the Financial Statement

We have audited the accompanying statement of revenues and certain expenses (financial statement) of 5525 W. 119th Street (the Property), as described in Note 1, for the year ended December 31, 2016, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of a financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1, for the year ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and, as described in Note 1, is not intended to be a complete presentation of the Property’s revenues and expenses.

CARR, RIGGS & INGRAM, LLC

Atlanta, Georgia

November 16, 2017

5525 W. 119th Street

Statement of Revenues and Certain Expenses

	Nine Months Ended September 30, 2017 (Unaudited)	Year Ended December 31, 2016 (Audited)
Revenues
Rental income	$728,834	$883,290
Escalation income	285,379	380,117

Total revenues	1,014,213	1,263,407
Certain expenses
General and administrative	10,979	12,873
Insurance	9,011	13,323
Management fees	30,623	41,191
Real estate taxes	173,995	208,453
Repairs and maintenance	82,181	83,778
Utilities	156,230	196,642

Total certain expenses	463,019	556,260

Revenues in Excess of Certain Expenses	$551,194	$707,147

The accompanying footnotes are an integral part of the financial statement.

5525 W. 119th Street

Notes to Statement of Revenues and Certain Expenses

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

The statement of revenues and certain expenses (financial statement) for the year ended December 31, 2016 relates to the operations of 5525 W. 119th Street (the Property). The Property is a two story medical building which contains 38,447 square feet of rentable space located in Overland Park, Kansas. As of December 31, 2016 and September 30, 2017, the Property was 95% and 100% leased, respectively.

The accompanying financial statement is presented in conformity with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the period presented, as certain expenses which may not be comparable to the expenses expected to be incurred in the future operations of the Property have been excluded. Expenses excluded consist of interest, depreciation and amortization, and certain other expenses not directly related to the future operations of the Property.

The statement of revenues and certain expenses for the period ended September 30, 2017 is unaudited. However, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of this statement of revenues and certain expenses for the interim period on the basis described above have been included. The results for such an interim period are not necessarily indicative of the results for the entire year.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect various amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Income from the Property’s operating leases, which include scheduled increases over the lease term, is recognized on a straight-line basis. For the year ended December 31, 2016 and the period ended September 30, 2017, income recognized on a straight line basis is less than income that would have accrued in accordance with the lease terms by $82,987 and $18,133, respectively.

5525 W. 119th Street Notes to Statement of Revenues and Certain Expenses

5525 W. 119th Street

Notes to Statement of Revenues and Certain Expenses

NOTE 3: FUTURE RENTAL PAYMENTS

The Property leases its real estate under non-cancellable operating leases that expire on various dates through August 31, 2027. The minimum future rental payments to be received from the leases are generally subject to fixed increases during the term. Also, certain leases require reimbursement of common area maintenance charges, and real estate taxes.

The minimum future rental payments to be received from these leases as of December 31, 2016 are as follows:

Year ending December 31,
2017	$919,451
2018	663,250
2019	678,891
2020	608,871
2021	593,915
Thereafter	3,078,555

$6,542,933

NOTE 4: CONCENTRATION OF REVENUE

The Property earned 75% of rental income from two tenants during the year ended December 31, 2016 and period ended September 30, 2017. While the leases of these two tenants are not scheduled to expire until 2027, the loss of either of these tenants could have a significant negative impact on the Property’s operations.

NOTE 5: SUBSEQUENT EVENTS

Subsequent events have been evaluated through November 16, 2017, which is the date that the financial statement was available to be issued.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regards to certain real estate acquisitions, dispositions and financing transitions, as applicable.

The accompanying unaudited pro forma consolidated balance sheet of CNL Healthcare Properties II, Inc. (“CHP II”) and subsidiaries (collectively, the “Company”) is presented as if the Overland Park acquisition described in Note 2. “Pro Forma Transactions” had occurred as of September 30, 2017. The accompanying unaudited pro forma consolidated statements of operations of the Company are presented for the nine months ended September 30, 2017 (“2017 Pro Forma Period”), the year ended December 31, 2016 (“2016 Pro Forma Period,” and together with the 2017 Pro Forma Period, the “Pro Forma Periods”) and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions, described in Note 2. “Pro Forma Transactions,” as if they had occurred on January 1, 2016.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF SEPTEMBER 30, 2017

	CHP II Historical	Overland Park Pro Forma Adjustments		CHP II Pro Forma
ASSETS
Real estate investment properties, net	$20,407,427	$10,812,787	(a)	$31,220,214
Cash	15,467,018	(8,301,665	)(a)	7,165,353
Intangibles, net	1,029,205	3,730,430	(a)	4,759,635
Other assets	217,443	—		217,443
Restricted cash	119,478	—		119,478

Total assets	$37,240,571	$6,241,552		$43,482,123

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage and notes payable	$16,176,403	$5,522,402	(a)	$21,698,805
Accounts payable and accrued liabilities	606,502	369,579	(a)	976,081
Due to related parties	640,447	—		640,447
Other liabilities	112,965	338,348	(a)	451,313

Total liabilities	17,536,317	6,230,329		23,766,646

Stockholders’ equity:
Preferred stock, $0.01 par value per share, 10,000,000 shares authorized; none issued or outstanding	—	—		—
Class A Common stock, $0.01 par value per share, 1,200,000,000 shares authorized; 708,626 shares issued and outstanding as of September 30, 2017	7,087	—		7,087
Class T Common stock, $0.01 par value per share, 700,000,000 shares authorized; 1,434,980 shares issued and outstanding as of September 30, 2017	14,349	—		14,349
Class I Common stock, $0.01 par value per share, 100,000,000 shares authorized; 88,880 shares issued and outstanding as of September 30, 2017	889	—		889
Capital in excess of par value	21,509,803	—		21,509,803
Accumulated loss	(1,293,154)	11,223	(b)	(1,281,931)
Accumulated distributions	(534,720)	—		(534,720)

Total liabilities and stockholders’ equity	$37,240,571	$6,241,552		$43,482,123

See accompanying notes to pro forma consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

	CHP II Historical	Summer Vista Pro Forma Adjustments		Overland Park Pro Forma Historical (1)	Overland Park Pro Forma Adjustments		CHP II Pro Forma
Revenues:
Rental income from operating leases	$—	$—		$1,014,213	$(22,776	)(i)	$991,437
Resident fees and services	2,178,566	1,076,403	(a)	—	—		3,254,969

Total revenues	2,178,566	1,076,403		1,014,213	(22,776)		4,246,406

Operating expenses:
Property operating expenses	1,236,358	594,395	(a)	432,396	12,932	(i)	2,276,081
General and administrative	664,727	—		—	—		664,727
Property management fees	136,442	54,392	(b)	30,623	(197	)(j)	221,260
Asset management fees	—	—	(c)	—	—	(c)	—
Depreciation and amortization	647,185	322,752	(d)	—	389,367	(k)	1,359,304

Total operating expenses	2,684,712	971,539		463,019	402,102		4,521,372
Operating income (loss)	(506,146)	104,864		551,194	(424,878)		(274,966)

Other expense:
Interest expense and loan cost amortization	402,683	162,642	(e)	—	165,489	(e)	730,814

Total other expense	402,683	162,642		—	165,489		730,814

Income (loss) before income taxes	(908,829)	(57,778)		551,194	(590,368)		(1,005,780)
Income tax expense	(41,878)	—		—	—		(41,878)

Net income (loss)	$(950,707)	$(57,778)		$551,194	$(590,368)		$(1,047,658)

Class A Common Stock:
Net loss attributable to Class A stockholders	$(345,756)						$(677,561)

Net loss per share of Class A common stock outstanding (basic and diluted)	$(0.66)						$(0.40)

Weighted average number of Class A common shares outstanding (basic and diluted) (h)	524,002						1,678,472

Distributions declared per Class A Common Share	$0.3930						$0.3930

Class T Common Stock:
Net loss attributable to Class T stockholders	$(582,954)						$(356,640)

Net loss per share of Class T common stock outstanding (basic and diluted)	$(0.66)						$(0.40)

Weighted average number of Class T common shares outstanding (basic and diluted) (h)	883,482						883,482

Distributions declared per Class T Common Share	$0.3087						$0.3087

Class I Common Stock:
Net loss attributable to Class I stockholders	$(21,997)						$(13,457)

Net loss per share of Class I common stock outstanding (basic and diluted)	$(0.66)						$(0.40)

Weighted average number of Class I common shares outstanding (basic and diluted) (h)	33,337						33,337

Distributions declared per Class I Common Share	$0.3715						$0.3715

See accompanying notes to pro forma consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	CHP II Historical	Summer Vista Pro Forma Historical (2)	Summer Vista Pro Forma Adjustments
Revenues:
Rental income from operating leases	$—	$—	$—
Resident fees and services	—	3,373,970	—

Total revenues	—	3,373,970	—

Operating expenses:
Property operating expenses	—	2,155,721	—
General and administrative	309,998	—	—
Property management fees	—	174,224	(5,526	)(f)
Asset management fees	—	—	—	(c)
Acquisition fees and expenses	2,500	—	(2,500	)(g)
Depreciation and amortization	—	357,659	933,349	(d)

Total operating expenses	312,498	2,687,604	925,323
Operating income (loss)	(312,498)	686,366	(925,323)

Other expense:
Interest expense	29,949	517,016	144,397	(f)

Total other expense	29,949	517,016	144,397

Net income (loss)	$(342,447)	$169,350	$(1,069,720)

Class A common stock:
Net loss attributable to Class A stockholders	$(257,453)

Net loss per share of Class A common stock outstanding (basic and diluted)	$(0.86)

Weighted average number of Class A common shares outstanding (basic and diluted) (h)	298,824

Distributions declared per Class A common share	$0.1750

Class T common stock:
Net loss attributable to Class T stockholders	$(78,046)

Net loss per share of Class T common stock outstanding (basic and diluted)	$(0.86)

Weighted average number of Class T common shares outstanding (basic and diluted) (h)	90,587

Distributions declared per Class T common share	$0.1533

Class I common stock:
Net loss attributable to Class I stockholders	$(6,948)

Net loss per share of Class I common stock outstanding (basic and diluted)	$(0.86)

Weighted average number of Class I common shares outstanding (basic and diluted) (h)	8,065

Distributions declared per Class I common share	$0.1750

See accompanying notes to pro forma consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	Overland Park	Overland Park
	Pro Forma	Pro Forma		CHP II
	Historical (1)	Adjustments		Pro Forma
Revenues:
Rental income from operating leases	$1,263,407	$(30,368	)(i)	$1,233,039
Resident fees and services	—	—		3,373,970

Total revenues	1,263,407	(30,368)		4,607,009

Operating expenses:
Property operating expenses	515,069	17,242	(i)	2,688,032
General and administrative	—	—		309,998
Property management fees	41,191	(3,289	)(l)	206,600
Asset management fees	—	—	(c)	—
Acquisition fees and expenses	—	—		—
Depreciation and amortization	—	519,156	(k)	1,810,164

Total operating expenses	556,260	533,109		5,014,794
Operating income (loss)	707,147	(563,477)		(407,785)

Other expense:
Interest expense	—	221,863	(e)	913,225

Total other expense	—	221,863		913,225

Net income (loss)	$707,147	$(785,340)		$(1,321,010)

Class A common stock:
Net loss attributable to Class A stockholders				$(1,236,695)

Net loss per share of Class A common stock outstanding (basic and diluted)				$(0.83)

Weighted average number of Class A common shares outstanding (basic and diluted) (h)				1,487,264

Distributions declared per Class A common share				$0.1750

Class T common stock:
Net loss attributable to Class T stockholders				$(77,569)

Net loss per share of Class T common stock outstanding (basic and diluted)				$(0.83)

Weighted average number of Class T common shares outstanding (basic and diluted) (h)				93,285

Distributions declared per Class T common share				$0.1533

Class I common stock:
Net loss attributable to Class I stockholders				$(6,746)

Net loss per share of Class I common stock outstanding (basic and diluted)				$(0.83)

Weighted average number of Class I common shares outstanding (basic and diluted) (h)				8,113

Distributions declared per Class I common share				$0.1750

See accompanying notes to pro forma consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.	Basis of Presentation

The accompanying unaudited pro forma consolidated balance sheet of the Company is presented as if the Overland Park acquisition described in Note 2. “Pro Forma Transactions” had occurred as of September 30, 2017. The accompanying unaudited pro forma consolidated statements of operations of the Company are presented for the Pro Forma Periods and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions, described in Note 2. “Pro Forma Transactions” as if they had occurred on January 1, 2016. The amounts included in the historical columns represent the Company’s, or its acquiree’s, historical operating results for the respective Pro Forma Periods presented.

The accompanying unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transactions, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this pro forma consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transactions

Summer Vista Acquisition

On March 31, 2017, the Company acquired a seniors housing community located in Pensacola, Florida from Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC (“Summer Vista”) for a purchase price of approximately $21.4 million, exclusive of closing costs. In connection therewith, the Company incurred approximately $0.6 million of acquisition fees and expenses, which have been capitalized as a component of the cost of the assets acquired and allocated on a relative fair value basis.

Summer Vista consists of 89 units (67 assisted living and 22 memory care units), completed construction in February 2016 and commenced operations. Summer Vista will be operated under a REIT Investment Diversification and Empowerment Act of 2007 (“RIDEA”) structure pursuant to a five-year property management agreement with SRI Management, LLC. The Company will pay the property manager a fee of 5% of the monthly gross revenues and will reimburse the property manager for operating expenses incurred that are consistent with the annual business plan for Summer Vista.

The following summarizes the allocation of the purchase price for Summer Vista and the estimated fair values of the assets acquired and liabilities assumed:

Land and land improvements	$2,269,406
Buildings and building improvements	17,611,786
Furniture, fixtures and equipment	857,338
In-place lease intangibles	1,286,507
Liabilities assumed	(530,452)

Total purchase price consideration	$21,494,585

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

2.	Pro Forma Transactions (continued)

In March 2017, in connection with the Summer Vista acquisition, the Company entered into a secured mortgage loan agreement with Synovus Bank in the amount of approximately $16.1 million (“Summer Vista Loan”). The Summer Vista Loan matures on April 1, 2022, subject to two one-year extension options provided certain conditions are met. The Summer Vista Loan accrues interest at a rate equal to the sum of the London Interbank Offered Rate (“LIBOR”) plus 2.85%, with monthly payments of interest only for the first 18 months of the term of the Summer Vista Loan, and monthly payments of interest and principal for the remaining 42 months of the term of the Summer Vista Loan using a thirty year amortization period with the remaining principal balance payable at maturity. Prior to April 1, 2019, the interest payable on the Summer Vista Loan may be reduced to a rate equal to the sum of LIBOR plus 2.70% if, at such time, no event of default exists, certain debt yield thresholds are met, and at least $2,150,000 of the original outstanding principal balance of the Summer Vista Loan has been paid. The Company may prepay, without a penalty, all or any part of the Summer Vista Loan at any time.

The Company paid a loan commitment fee of $80,250 in connection with the Summer Vista Loan, or 0.50% of the aggregate Summer Vista Loan amount.

Overland Park Acquisition

On December 27, 2017, the Company acquired a ground lease interest in the land and a fee simple interest in the improvements which constitute a medical office building located in Overland Park, Kansas (“Overland Park”), for a purchase price of approximately $14.0 million, exclusive of closing costs and other adjustments. In connection therewith, the Company incurred approximately $0.3 million of acquisition fees and expenses, which have been capitalized as a component of the cost of the assets acquired and allocated on a relative fair value basis.

The Overland Park medical office building comprises approximately 38,496 square feet and was built in 2007. Overland Park will be managed by a third-party property manager. The Company will pay the property manager a fee equal to 3.0% of the monthly collected gross revenues and will reimburse the property manager for operating expenses incurred that are consistent with the annual business plan.

The following summarizes the allocation of the purchase price for Overland Park and the estimated fair values of the assets acquired and liabilities assumed:

Land and land improvements	$378,525
Buildings and building improvements	10,434,262
In-place lease intangibles	3,730,430
Below market lease	(338,348)

Total purchase price consideration	$14,204,869

In December 2017, in connection with the Overland Park acquisition, the Company entered into a secured mortgage loan agreement with Synovus Bank (“Overland Park Loan”) in the maximum aggregate principal amount of $8.4 million, of which approximately $5.6 million was funded in connection with the acquisition of Overland Park and approximately $2.8 million can be funded upon request during the initial 36 month term of the loan provided certain debt service coverage requirements are met. The Overland Park Loan matures on December 15, 2020, subject to one two-year extension option provided certain conditions are met. The Overland Park Loan accrues interest at a rate equal to the sum of the LIBOR plus 2.20%, with monthly payments of interest only during the initial 36 months of the term of the Overland Park Loan with the principal balance payable at maturity.

The Company paid a loan commitment fee of $33,600 in connection with the Overland Park Loan, or 0.40% of the aggregate Overland Park Loan amount.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

3.	Related Party Arrangements

Pursuant to the Company’s advisory agreement with CHP II Advisors, LLC (“Advisor”), the Advisor receives investment services fees equal to 2.25% of the purchase price of properties for services rendered in connection with the selection, evaluation, structure and purchase of assets. In connection with the acquisitions, described in Note 2. “Pro Forma Transactions,” the Company incurred and paid approximately $0.8 million in investment services fees to the Advisor.

The Company will pay the Advisor a monthly asset management fee of 0.0667% of the monthly average of the sum of the Company’s and CHP II Partners, LP, its operating partnership, respective daily real estate asset value, without duplication, plus the outstanding principal amount of any loans made, plus the amount invested in other permitted investments. For this purpose, “real estate asset value” equals the amount invested in wholly-owned properties, determined on the basis of cost, and in the case of properties owned by any joint venture or partnership in which the Company is a co-venturer or partner the portion of the cost of such properties paid by the Company, exclusive of acquisition fees and acquisition expenses and will not be reduced for any recognized impairment.

Pursuant to the Company’s expense support and restricted stock agreement (“Expense Support Agreement”), the Advisor has agreed to accept payment in the form of forfeitable restricted Class A shares of common stock (“Restricted Stock”) in lieu of cash for services rendered, in the event that the Company does not achieve established distribution coverage targets. Under the terms of the Expense Support Agreement, for each quarter within a calendar expense support year, the Company will record a proportional estimate of the cumulative year-to-date period based on an estimate of expense support expected for the calendar expense support year. In exchange for services rendered and in consideration of the expense support provided under this arrangement, the Company shall issue, following each determination date, a number of shares of Restricted Stock equal to the quotient of the expense support amount provided by the Advisor for the preceding year divided by the board of directors’ most recent determination of net asset value per share of the Class A common shares, if the board has made such a determination, or otherwise the most recent public offering price per Class A common share, on the terms and conditions and subject to the restrictions set forth in the Expense Support Agreement. The Restricted Stock is subordinated and forfeited to the extent that shareholders do not receive a Priority Return on their Invested Capital (as such terms are defined in the Company’s prospectus), excluding for the purposes of calculating this threshold any shares of Restricted Stock owned by the Advisor.

4.	Adjustments to Pro Forma Consolidated Balance Sheet

The adjustments to the unaudited pro forma consolidated balance sheet represent adjustments needed to the Company’s historical balance sheet to present as if the Overland Park acquisition occurred as of September 30, 2017.

(a)	Represents the assets acquired, liabilities assumed, additional borrowings, as well as cash on hand as of the balance sheet date used to finance the Overland Park acquisition, as described in Note 2. “Pro Forma Transactions.”

(b)	Represents prorations and closing statement adjustments in connection with the Overland Park acquisition, as described in Note 2. “Pro Forma Transactions.”

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

5.	Adjustments to Pro Forma Consolidated Statement of Operations

The historical amounts presented in the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2017 and year ended December 31, 2016 were derived as follows:

(1)	The Overland Park historical amounts represent unaudited historical amounts for the period ended September 30, 2017 and the audited historical amounts for the year ended December 31, 2016 presented above on page F-3.

(2)	The Summer Vista historical amounts represent audited historical amounts for the year ended December 31, 2016 presented in the historical statements of operations on page F-3 on Form 8-K/A filed May 18, 2017.

The following adjustments to the Pro Forma Consolidated Statement of Operations represent adjustments needed to the Company’s historical results to present the Company’s results of operations as if the acquisitions, described in Note 2. “Pro Forma Transactions,” had been owned for the entire Pro Forma Periods presented:

(a)	The pro forma adjustments relate to the Summer Vista acquisition described in Note 2. “Pro Forma Transactions” and represent the net effect of three months of pro forma activity in these financial statement accounts for the quarter ended March 31, 2017 offset by the reversal of actual amounts recorded in the Company’s results of operations for the quarter ended March 31, 2017:

2017 Pro Forma Period Adjustments
	Pro Forma Quarter Ended March 31, 2017	Reversal of Historical Amounts Recorded	Summer Vista Pro Forma Adjustments
Resident fees and services	$1,087,833	$11,430	$1,076,403

Property operating expenses	$603,081	$8,686	$594,395

(b)	Represents the estimated pro forma adjustments for property management fees due to the property manager in connection with the management of Summer Vista.

(c)	As a result of the acquisitions described in Note 2. “Pro Forma Transactions,” the Company would have incurred approximately $213,000 and approximately $283,000, respectively, in asset management fees for the Pro Forma Periods. Based on the pro forma operating results for the respective Pro Forma Periods, these respective asset management fee amounts would have been settled in accordance with the terms of the Expense Support Agreement and therefore the Company’s asset management fees have been reduced to zero for each of the Pro Forma Periods.

(d)	Depreciation and amortization is computed using the straight-line method of accounting over the estimated useful lives of the related assets. The pro forma adjustments represent the estimated additional expenses as if the Summer Vista assets had been owned during the entire Pro Forma Periods presented net of any actual depreciation or amortization on those assets as recognized in the Company’s, or its acquiree’s, historical results of operations.

Pro Forma Periods Adjustments
	Estimated Useful Life	Quarter Ended March 31, 2017	Year Ended December 31, 2016
Land	n/a	$—	$—
Land improvements	15 years	9,760	39,042
Building and building improvements	39 years	112,896	451,584
FF&E	3 years	71,445	285,779
In-place lease intangibles	2.5 years	128,651	514,603
Less: Actual depreciation and amortization expense recorded in historical financial statements		—	(357,659)

Total		$322,752	$933,349

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

5.	Adjustments to Pro Forma Consolidated Statement of Operations (continued)

(e)	Represents interest expense and amortization of loan costs relating to additional borrowings as described in Note 2. “Pro Forma Transactions” for the applicable Pro Forma Periods.

(f)	Represents the estimated pro forma adjustments related to Summer Vista for the year ended December 31, 2016, which were derived from the audited historical amounts presented on page F-3 on Form 8-K/A filed May 18, 2017, offset by the reversal of actual amounts recorded in the Company’s, or its acquiree’s, historical results of operations for the year ended December 31, 2016:

2016 Pro Forma Period Adjustments
	Pro Forma Year Ended December 31, 2016	Reversal of Historical Amounts Recorded	Summer Vista Pro Forma Adjustments
Property management fees	$168,698	$174,224	$(5,526)

Interest expense	$(691,362)	$(517,016)	$(144,397)

(g)	Represents the reversal of historical acquisition fees and expenses incurred during the 2016 Pro Forma Period that are nonrecurring charges directly related to the Summer Vista acquisition, described in Note 2. “Pro Forma Transactions.”

(h)	For purposes of determining the historical weighted average number of shares of common stock outstanding, stock dividends issued through the date of this filing are treated as if they were issued at the beginning of the Pro Forma Periods presented.

(i)	Represents amortization of above and below market intangible assets and liabilities.

(j)	Represents the estimated pro forma adjustments related to Overland Park for the nine months ended September 30, 2017, which were derived from the unaudited historical amounts offset by the reversal of actual amounts recorded in the Company’s, or its acquiree’s, results of operations for the nine months ended September 30, 2017:

2017 Pro Forma Period Adjustments
	Pro Forma Nine Months Ended September 30, 2017	Reversal of Historical Amounts Recorded	Overland Park Pro Forma Adjustments
Property management fees	$30,426	$30,623	$(197)

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

5.	Adjustments to Pro Forma Consolidated Statement of Operations (continued)

(k)	Depreciation and amortization is computed using the straight-line method of accounting over the estimated useful lives of the related assets. The pro forma adjustments represent the estimated additional expenses as if the Overland Park assets had been owned during the entire Pro Forma Periods presented net of any actual depreciation or amortization on those assets as recognized in the Company’s or its acquiree’s, historical results of operations.

Pro Forma Periods Adjustments
	Estimated Useful Life	Nine Months Ended September 30, 2017	Year Ended December 31, 2016
Land	n/a	$—	$—
Land improvements	15 years	18,926	25,235
Building and building improvements	39 years	200,660	267,546
In-place lease intangibles	2.5 years	169,781	226,375
Less: Actual depreciation and amortization expense recorded in historical financial statements		—	—

Total		$389,367	$519,156

(l)	Represents the estimated pro forma adjustments related to Overland Park for the year ended December 31, 2016, which were derived from the audited historical amounts presented above on page F-3, offset by the reversal of actual amounts recorded in the Company’s, or its acquiree’s, historical results of operations for the year ended December 31, 2016:

2016 Pro Forma Period Adjustments
	Pro Forma Year Ended December 31, 2016	Reversal of Historical Amounts Recorded	Overland Park Pro Forma Adjustments
Property management fees	$37,902	$41,191	$(3,289)